Rubincon Ventures Inc.

(A Development Stage Company)

Financial Statements

(Expressed in U.S. Dollars)

31 January 2006

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of

Rubincon Ventures Inc.

(A Development Stage Company)

We have audited the balance sheet of Rubincon Ventures Inc. as of 31 January 2006 and the related statements of operations, cash flows and changes in stockholders' equity for the year then ended. We have also audited the statements of operations, cash flows and changes in stockholders' equity for the period from the date of inception on 2 February 1999 through 31 January 2006, except that we did not audit the financial statements for the period from the date of inception on 2 February 1999 through 31 January 2005; those statements were audited by other auditors whose reported dated 20 March 2005, expressed an unqualified opinion on those statements. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. Our report, insofar as it relates to the amounts for the period from the date of inception on 2 February 1999 through 31 January 2005, is based solely on the report of the other auditors.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of 31 January 2006 and the results of its operations, cash flows and changes in stockholders' equity for the year then ended and for the period from the date of inception on 2 February 1999 to 31 January 2006 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, conditions exist which raise substantial doubt about the Company's ability to continue as a going concern unless it is able to generate sufficient cash flows to meet its obligations and sustain its operations. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

As discussed in Note 15, the accompanying financial statements have been restated.

/s/ James Stafford

Vancouver, Canada Chartered Accountants

10 April 2006, except for Notes 14 and 15, as to which the date is 16 May 2006

Rubincon Ventures Inc.

(A Development Stage Company)

Balance Sheets

(Expressed in U.S. Dollars)

As at 31 January
	2006	2005 (As restated)
	$	$

Assets

Current
Cash and cash equivalents	65,967	101

Liabilities

Current
Accounts payable and accrued liabilities (Note 4)	23,674	42,273
Note payable (Note 5)	100,000	-
Due to related parties (Note 6)	45,103	57,603

	168,777	99,876

Stockholders' equity
Capital stock (Note 8)
Authorized
200,000,000 of common shares, par value $0.001
Issued and outstanding
2006 -- 34,986,672 common shares, par value $0.001
2005 -- 38,413,120 common shares, par value $0.001 (Note 2)	34,987	38,413
Additional paid in capital	141,916	24,888
Deficit, accumulated during the development stage	(279,713)	(163,076)

	(102,810)	(99,775)

	65,967	101

Nature and Continuance of Operations (Note 1), Commitments (Note 12) and Subsequent Events (Note 13)

On behalf of the Board:

/s/ Guy Peckham Director /s/ Donald A. Wright Director

Guy Peckham Donald A. Wright

Rubincon Ventures Inc.

(A Development Stage Company)

Statements of Operations

(Expressed in U.S. Dollars)

	For the period from the date of inception on 2 February 1999 to 31 January 2006	For the year ended 31 January 2006	For the year ended 31 January 2005 (As restated)	For the year ended 31 January 2004 (As restated)
	$	$	$	$

Expenses
Mineral property expenditures (Note 3)	39,113	23,152	3,994	-
General and administrative (Schedule 1)	240,600	93,485	26,951	34,357

Net loss for the period	(279,713)	(116,637)	(30,945)	(34,357)

Basic and diluted earnings per common share		(0.003)	(0.001)	(0.001)

Weighted average number of common shares used in per share calculations (Note 2)		46,470,197	38,413,120	38,413,120

Rubincon Ventures Inc.

(A Development Stage Company)

Statements of Cash Flows

(Expressed in U.S. Dollars)

	For the period from the date of inception on 2 February 1999 to 31 January 2006 (As restated)	For the year ended 31 January 2006 (As restated)	For the year ended 31 January 2005	For the year ended 31 January 2004
	$	$	$	$

Cash flows from operating activities
Net loss for the period	(279,713)	(116,637)	(30,945)	(34,357)
Adjustments to reconcile loss to net cash used by operating activities
Contributions to capital -- expenses (Notes 7 and 8)	68,325	7,425	9,900	10,200
Changes in operating assets and liabilities
Increase (decrease) in accounts payable and accrued liabilities	23,674	(18,599)	10,921	14,767
Increase in due to related parties (Notes 6 and 7)	70,677	13,074	10,107	9,420

	(117,037)	(114,737)	(17)	30

Cash flows from investing activities	-	-	-	-

Cash flows from financing activities
Common shares issued for cash (Note 8)	52,901	50,500	-	-
Increase in note payable	100,000	100,000	-	-
Increase in due to related parties (Notes 6 and 7)	30,103	30,103	-	-

	183,004	180,603	-	-

Increase in cash and cash equivalents	65,967	65,866	(17)	30

Cash and cash equivalents, beginning of period	-	101	118	88

Cash and cash equivalents, end of period	65,967	65,967	101	118

Supplemental Disclosures with Respect to Cash Flows (Note 11)

Rubincon Ventures Inc.

(A Development Stage Company)

Statements of Changes in Stockholders' Equity

(Expressed in U.S. Dollars)

	Number of shares issued (As restated)	Share capital (As restated)	Additional paid in capital (As restated)	Deficit, accumulated during the development stage	Stockholders' equity
		$	$	$	$

Balance at 2 February 1999 (inception)	-	-	-	-	-
Shares issued for cash ($0.001 per share) -- 25 February 1999	38,413,120	38,413	(36,012)	-	2,401
Contributions to capital by related parties -- expenses	-	-	10,200	-	10,200
Net loss for the period	-	-	-	(23,160)	(23,160)

Balance at 31 January 2000	38,413,120	38,413	(25,812)	(23,160)	(10,559)
Contributions to capital by related parties -- expenses	-	-	10,200	-	10,200
Net loss for the year	-	-	-	(19,203)	(19,203)

Balance at 31 January 2001	38,413,120	38,413	(15,612)	(42,363)	(19,562)
Contributions to capital by related parties -- expenses	-	-	10,200	-	10,200
Net loss for the year	-	-	-	(24,135)	(24,135)

Balance at 31 January 2002	38,413,120	38,413	(5,412)	(66,498)	(33,497)
Contributions to capital by related parties -- expenses (Notes 7 and 11)	-	-	10,200	-	10,200
Net loss for the year	-	-	-	(31,276)	(31,276)

Balance at 31 January 2003	38,413,120	38,413	4,788	(97,774)	(54,573)
Contributions to capital by related parties -- expenses (Notes 7 and 11)	-	-	10,200	-	10,200
Net loss for the year	-	-	-	(34,357)	(34,357)

Balance at 31 January 2004	38,413,120	38,413	14,988	(132,131)	(78,730)
Contributions to capital by related parties -- expenses (Notes 7 and 11)	-	-	9,900	-	9,900
Net loss for the year	-	-	-	(30,945)	(30,945)

Balance at 31 January 2005	38,413,120	38,413	24,888	(163,076)	(99,775)

Rubincon Ventures Inc.

(A Development Stage Company)

Statements of Changes in Stockholders' Equity

(Expressed in U.S. Dollars)

	Number of shares issued (As restated)	Share capital (As restated)	Additional paid in capital (As restated)	Deficit, accumulated during the development stage	Stockholders' equity
		$	$	$	$

Balance at 31 January 2005	38,413,120	38,413	24,888	(163,076)	(99,775)
Shares issued for cash ($0.009 per share) -- 7 March 2005 (Note 8)	5,386,672	5,387	45,113	-	50,500
Shares issued for debt ($0.009 per share) -- 7 March 2005 (Notes 7, 8 and 11)	5,938,912	5,939	49,738	-	55,677
Cancellation of common shares -- 8 December 2005 (Notes 7, 8 and 11)	(14,752,032)	(14,752)	14,752	-	-
Contributions to capital by related parties (Notes 7, 8 and 11)	-	-	7,425	-	7,425
Net loss for the year	-	-	-	(116,637)	(116,637)

Balance at 31 January 2006	34,986,672	34,987	141,916	(279,713)	(102,810)

Rubincon Ventures Inc.

(A Development Stage Company)

Schedule 1 -- General and Administrative Expenses

(Expressed in U.S. Dollars)

	For the period from the date of inception on 2 February 1999 to 31 January 2006	For the year ended 31 January 2006	For the year ended 31 January 2005	For the year ended 31 January 2004
	$	$	$	$

Bank charges and interest	901	161	95	374
Consulting fees	10,106	5,106	-	5,000
Filing fees	14,117	4,150	2,221	1,892
Franchise taxes	692	110	60	107
Interest on note payable	1,479	1,479	-	-
Legal and accounting	100,611	48,683	13,823	10,655
Loan placement fee (Note 5)	3,000	3,000	-	-
Management fees (Notes 7, 8 and 11)	55,500	19,500	6,000	6,000
Meals and entertainment	579	69	-	510
Office and miscellaneous	10,279	2,063	2,236	3,026
Rent (Notes 7, 8 and 11)	24,300	2,700	3,600	3,600
Telephone (Notes 7, 8 and 11)	4,997	295	1,597	600
Transfer agent fees (recovery)	14,039	6,169	(2,681)	2,593

	240,600	93,485	26,951	34,357

  Nature and Continuance of Operations

  Rubincon Ventures Inc. (the "Company") was incorporated under the laws of the State of Delaware on 2 February 1999. The Company was organized for the purpose of exploring mineral properties.

  The Company is a development stage enterprise, as defined in Statements of Financial Accounting Standards ("SFAS") No. 7. The Company is devoting all of its present efforts to securing and establishing a new business and its planned principle operations have not commenced. Accordingly, no revenue has been derived during the organization period.

  The Company's financial statements as at 31 January 2006 and for the year then ended have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. The Company has a loss of $116,637 for the year ended 31 January 2006 (2005 - $30,945, 2004 - $34,357) and has a working capital deficit of $102,810 at 31 January 2006 (2005 - $99,775).

  Management cannot provide assurance that the Company will ultimately achieve profitable operations or become cash flow positive, or raise additional debt and/or equity capital. Management believes that the Company's capital resources should be adequate to continue operating and maintaining its business strategy during the fiscal year ended 31 January 2007. However, if the Company is unable to raise additional capital in the near future, due to the Company's liquidity problems, management expects that the Company will need to curtail operations, liquidate assets, seek additional capital on less favourable terms and/or pursue other remedial measures. These financial statements do not include any adjustments related to the recoverability and classification of assets or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

  At 31 January 2006, the Company was not engaged in a business and had suffered losses from development stage activities to date. Although management is currently attempting to implement its business plan, and is seeking additional sources of equity or debt financing, there is no assurance these activities will be successful. Accordingly, the Company must rely on its president to perform essential functions without compensation until a business operation can be commenced. These factors raise substantial doubt about the ability of the Company to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

  Significant Accounting Policies

  The following is a summary of significant accounting policies used in the preparation of these financial statements.

  Basis of presentation

  The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America applicable to development stage enterprises, and are expressed in U.S. dollars. The Company's fiscal year end is 31 January.

  Common stock split

  The Company effected a one to four forward stock split to the Company's shareholders of record on each of 30 August 2005 and 6 October 2005. All shares and per share information has been retroactively adjusted to reflect the stock splits.

  Cash and cash equivalents

  Cash and cash equivalents include highly liquid investments with original maturities of three months or less.

  Mineral property costs

  At 31 January 2006, the Company did not have any interests in nor any options to acquire an interest in any mineral properties.

  The Company has been in the exploration stage since its formation on 2 February 1999 and has not yet realized any revenues from its planned operations. It is primarily engaged in the acquisition and exploration of mining properties. Mineral property acquisition and exploration costs are charged to operations as incurred. When it has been determined that a mineral property can be economically developed as a result of establishing proven and probable reserves, the costs incurred to develop such property, are capitalized. Such costs will be amortized using the units-of-production method over the estimated life of the probable reserve.

  Although the Company takes steps to verify title to mineral properties in which it has an interest, according to the usual industry standards for the stage of exploration of such properties, these procedures do not guarantee the Company's title. Such properties may be subject to prior agreements or transfers and title may be affected by undetected defects.

  Reclamation costs

  The Company's policy for recording reclamation costs is to record a liability for the estimated costs to reclaim mined land by recording charges to production costs for each tonne of ore mined over the life of the mine. The amount charged is based on management's estimation of reclamation costs to be incurred. The accrued liability is reduced as reclamation expenditures are made. Certain reclamation work is performed concurrently with mining and these expenditures are charged to operations at that time.

  Financial instruments

  The carrying value of cash, accounts payable and accrued liabilities, and due to related parties approximates their fair value because of the short maturity of these instruments. The Company's operations are in Canada and virtually all of its assets and liabilities are giving rise to significant exposure to market risks from changes in foreign currency rates. The Company's financial risk is the risk that arises from fluctuations in foreign exchange rates and the degree of volatility of these rates. Currently, the Company does not use derivative instruments to reduce its exposure to foreign currency risk.

  Derivative financial instruments

  The Company has not, to the date of these financial statements, entered into derivative instruments to offset the impact of foreign currency fluctuations.

  Income taxes

  Deferred income taxes are reported for timing differences between items of income or expense reported in the financial statements and those reported for income tax purposes in accordance with SFAS No. 109, Accounting for Income Taxes, which requires the use of the asset/liability method of accounting for income taxes. Deferred income taxes and tax benefits are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and for tax loss and credit carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The Company provides for deferred taxes for the estimated future tax effects attributable to temporary differences and carry-forwards when realization is more likely than not.

  Basic and diluted net loss per share

  The Company computes net loss per share in accordance with SFAS No. 128, Earnings per Share. SFAS No. 128 requires presentation of both basic and diluted earnings per share ("EPS") on the face of the income statement. Basic EPS is computed by dividing net loss available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all potentially dilutive common shares outstanding during the period using the treasury stock method and convertible preferred stock using the if-converted method. In computing diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all potentially dilutive shares if their effect is anti-dilutive.

  Comprehensive loss

  SFAS No. 130, Reporting Comprehensive Income, establishes standards for the reporting and display of comprehensive loss and its components in the financial statements. As at 31 January 2006, the Company has no items that represent a comprehensive loss and, therefore, has not included a schedule of comprehensive loss in the financial statements.

  Revenue recognition

  Revenue is recognized on the sale and delivery of product or the completion of services provided when and if revenue is received. There can be no assurance that any revenue will received.

  Segments of an enterprise and related information

  SFAS No. 131, Disclosures about Segments of an Enterprise and Related Information, supersedes SFAS No. 14, Financial Reporting for Segments of a Business Enterprise. SFAS 131 establishes standards for the way that public companies report information about operating segments in annual financial statements and requires reporting of selected information about operating segments in interim financial statements issued to the public. It also establishes standards for disclosures regarding products and services, geographic areas and major customers. SFAS 131 defines operating segments as components of a company about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. The Company has evaluated this SFAS and does not believe it is applicable at this time.

  Start-up expenses

  The Company has adopted Statement of Position No. 98-5, Reporting the Costs of Start-up Activities, which requires that costs associated with start-up activities be expensed as incurred.  Accordingly, start-up costs associated with the Company's formation have been included in the Company's general and administrative expenses for the period from the date of inception on 2 February 1999 to 31 January 2006.

  Foreign currency translation

  The Company's functional and reporting currency is in U.S. dollar. The financial statements of the Company are translated to U.S. dollars in accordance with SFAS No. 52, Foreign Currency Translation. Monetary assets and liabilities denominated in foreign currencies are translated using the exchange rate prevailing at the balance sheet date. Gains and losses arising on translation or settlement of foreign currency denominated transactions or balances are included in the determination of income. The Company has not, to the date of these financial statements, entered into derivative instruments to offset the impact of foreign currency fluctuations.

  Use of estimates

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenditures during the reporting period. Actual results could differ from these estimates.

  Dividend policy

  The Company has not yet adopted a policy regarding the payment of dividends.

  Comparative figures

  Certain comparative figures have been adjusted to conform to the current period's presentation.

  Recent accounting pronouncements

  In May 2005, the Financial Accounting Standards Board (the "FASB") issued SFAS No. 154, Accounting Changes and Error Corrections -- A Replacement of APB Opinion No. 20 and SFAS No. 3. SFAS No. 154 changes the requirements for the accounting for and reporting of a change in accounting principle and applies to all voluntary changes in accounting principle. It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. SFAS No. 154 requires retrospective application to prior periods' financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. The provisions of SFAS No. 154 are effective for accounting changes and correction of errors made in fiscal years beginning after 15 December 2005. The adoption of this standard is not expected to have a material effect on the Company's results of operations or financial position.

  In March 2005, the SEC staff issued Staff Accounting Bulletin ("SAB") No. 107 to give guidance on the implementation of SFAS No. 123R. The Company will consider SAB No. 107 during implementation of SFAS No. 123R.

  In December 2004, the FASB issued SFAS No. 153, Exchanges of Nonmonetary Assets -- An Amendment of APB Opinion No. 29. The guidance in APB Opinion No. 29, Accounting for Nonmonetary Transactions, is based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged. The guidance in that Opinion, however, included certain exceptions to that principle. SFAS No. 153 amends Opinion No. 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS No. 153 are effective for nonmonetary asset exchanges occurring in fiscal periods beginning after 15 June 2005. Early application is permitted and companies must apply the standard prospectively. The adoption of this standard is not expected to have a material effect on the Company's results of operations or its financial position.

  In December 2004, the FASB issued SFAS No. 123R, Share Based Payment. SFAS No. 123R is a revision of SFAS No. 123, Accounting for Stock-Based Compensation, and supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees and its related implementation guidance. SFAS No. 123R establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity's equity instruments or that may be settled by the issuance of those equity instruments. SFAS No. 123R focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. SFAS No. 123R requires a public entity to measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award (with limited exceptions). That cost will be recognized over the period during which an employee is required to provide service in exchange for the award -- the requisite service period (usually the vesting period). SFAS No. 123R requires that the compensation cost relating to share-based payment transactions be recognized in the financial statements. That cost will be measured based on the fair value of the equity or liability instruments issued. Public entities that file as small business issuers will be required to apply SFAS No. 123R in the first interim or annual reporting period that begins after 15 December 2005. The adoption of this standard is not expected to have a material effect on the Company's results of operations or its financial position.

  The FASB has also issued SFAS No. 151, 152, 155 and 156, but they will not have an effect of the financial reporting of the Company.

  Unproven Mineral Claims

  During the year ended 31 January 2001, the Company acquired a 100% interest in a mineral property located in the Bralorne district of British Columbia, Canada (the "Bridge Claim"). During the year ended 31 January 2006, the Company abandoned the Bridge Claim.

  Expenditures related to the Bridge Claim can be summarized as follows:

	For the period from the date of inception on 2 February 1999 to 31 January 2006	For the year ended 31 January 2006	For the year ended 31 January 2005	For the year ended 31 January 2004
	$	$	$	$

Operating expenses
Assays	2,163	2,163	-	-
Consulting fees	20,989	20,989	-	-
Geology and engineering	6,701	-	3,994	-
Staking	9,260	-	-	-

	39,113	23,152	3,994	-

  Accounts Payable and Accrued Liabilities

  Accounts payable and accrued liabilities are non-interest bearing, unsecured and have settlement dates within one year.

	2006	2005
	$	$

Trade accounts payable and accrued liabilities	19,015	42,273
Franchise taxes payable	179	-
Interest on note payable (Note 5)	1,480	-
Loan placement fee payable (Note 5)	3,000	-

	23,674	42,273

  Note payable

  The note payable bears interest at 10% per annum, payable annually on 8 December, is unsecured and is repayable in full on 8 December 2006. Interest is payable at a rate of 30% per annum on any principal or interest outstanding after 8 December 2006. The terms of the note payable also require the Company to issue 20,000 common shares of the Company valued at $3,000 ($0.15 per share) to the holder of the note payable as the payment of a loan placement fee. These shares were issued subsequent to 31 January 2006 (Notes 12 and 13). This placement fee has been recorded as loan placement fee expense of $3,000 and is included in accounts payable at 31 January 2006.

  Due to Related Parties

  As at 31 January 2006, the amount due to related party consists of $45,103 payable to a director of the Company. A total of $30,103 of this amount represents a short term loan provided to the Company by the director of the Company. As at 31 January 2005, the amount due to related parties consists of $57,603 payable to directors and shareholders of the Company. These balances are non-interest bearing, unsecured and have no fixed terms of repayment.

  Related Party Transactions

  During the year ended 31 January 2006, the Company paid or accrued management fees of $15,000 (2005 - $Nil, 2004 - $Nil) to the President of the Company.

  During the year ended 31 January 2006, officers-directors, and their controlled entities, have made contributions to capital for management fees, rent and telephone in the amounts of $4,500 (2005 - $6,000, 2004 - $6,000, cumulative - $40,500), $2,700 (2005 - $3,600, 2004 - $3,600, cumulative - $24,300) and $225 (2005 - $300, 2004 - $600, cumulative - $3,525) respectively (Notes 8 and 11).

  On 7 March 2005, the Company issued 371,182 common shares valued at a price of $0.15 per share for the payment of debts of $55,677 payable to directors and shareholders of the Company (Notes 8 and 11).

  On 8 December 2005, a total of 14,752,032 issued and outstanding common shares of the Company were surrendered and returned to treasury by directors and/or shareholders of the Company for proceeds of $Nil. These common shares were cancelled by the Company on 8 December 2005 (Notes 8 and 11).

  Capital Stock

Authorized

The total authorized capital is 200,000,000 common shares with a par value of $0.001 per common share.

On 19 September 2005, the Company altered its authorized capital by increasing authorized common shares with a par value of $0.001 from 25,000,000 to 200,000,000 common shares.

Issued and outstanding

The total issued and outstanding capital stock is 34,986,672 common shares with a par value of $0.001 per common share.

  On 7 March 2005, the Company issued 5,386,672 common shares for cash proceeds of $50,500 (Note 2).
  On 7 March 2005, the Company issued 5,938,912 common shares for the payment of debts of $55,677 owed to directors and shareholders of the Company (Notes 2, 7 and 11).
  The Company completed a one to four forward split of its issued and outstanding common shares on each of 30 August 2005 and 6 October 2005 resulting in an increase of 9,326,007 and 37,304,028 issued and outstanding common shares at these respective dates. The earning per share information and all share amounts have been adjusted to reflect these stock splits (Note 2).
  On 8 December 2005, a total of 14,752,032 issued and outstanding common shares of the Company were surrendered and returned to treasury by directors and/or shareholders of the Company for proceeds of $Nil. These common shares were cancelled by the Company on 8 December 2005 (Notes 7 and 11).
  During the year ended 31 January 2006, officers-directors, and their controlled entities, have made contributions to capital by the payment of Company expenses (Notes 7 and 11).

  Non-qualified Stock Option Plan

  On 20 August 2002, the stockholders of the Company approved a Non-Qualified Stock Option Plan (the "Stock Option Plan") which provided for the issuance of a maximum of 3,840,000 common shares of the Company for future purchase by key employees, independent contractors, technical advisors or directors of the Company at a price of $0.009 per share. The Plan was to be in effect for ten years. No shares were issued under the Stock Option Plan and it was cancelled subsequent to 31 January 2006 (Notes 2 and 13)

  Income Taxes

  The Company has losses carried forward for income tax purposes to 31 January 2006. There are no current or deferred tax expenses for the year ended 31 January 2006 due to the Company's loss position. The Company has fully reserved for any benefits of these losses. The deferred tax consequences of temporary differences in reporting items for financial statement and income tax purposes are recognized, as appropriate. Realization of the future tax benefits related to the deferred tax assets is dependent on many factors, including the Company's ability to generate taxable income within the net operating loss carryforward period. Management has considered these factors in reaching its conclusion as to the valuation allowance for financial reporting purposes.

  The provision for refundable federal income tax consists of the following:

	For the year ended 31 January 2006	For the year ended 31 January 2005	For the year ended 31 January 2004
	$	$	$

Deferred tax asset attributable to:
Current operations	39,657	9,284	10,307
Effect of rate change	6,523	-	-
Less: Change in valuation allowance	(46,180)	(9,284)	(10,307)

Net refundable amount	-	-	-

  The composition of the Company's deferred tax assets as at 31 January 2006 and 2005 are as follows:

	31 January 2006	31 January 2005
	$	$

Net income tax operating loss carryforward	279,713	163,076

Statutory federal income tax rate	34%	30%
Effective income tax rate	0%	0%

Deferred tax asset
Tax loss carryforward	95,102	48,923
Less: Valuation allowance	(95,102)	(48,923)

Net deferred tax asset	-	-

  The potential income tax benefit of these losses has been offset by a full valuation allowance.

  As at 31 January 2006, the Company has an unused net operating loss carry-forward balance of approximately $279,713 that is available to offset future taxable income. This unused net operating loss carry-forward balance for income tax purpose expires between 2020 and 2026.

  Supplemental Disclosures with Respect to Cash Flows

	For the period from the date of inception on 2 February 1999 to 31 January 2006	For the year ended 31 January 2006	For the year ended 31 January 2005	For the year ended 31 January 2004
	$	$	$	$

Cash paid during the period for interest	-	-	-	-
Cash paid during the period for income taxes	-	-	-	-

  During the year ended 31 January 2006, the Company issued 5,938,912 common shares valued at $55,677 for payment of debts owed to directors and shareholders of the Company (Notes 2, 7 and 8).

  During the year ended 31 January 2006, officers-directors, and their controlled entities, have made contributions to capital for management fees, rent and telephone in the amounts of $4,500, $2,700 and $225 respectively (Notes 7 and 8).

  On 8 December 2005, a total of 14,752,032 issued and outstanding common shares of the Company were surrendered and returned to treasury by directors and/or shareholders of the Company for proceeds of $Nil. These common shares were cancelled by the Company on 8 December 2005 (Note 7 and 8).

  During the year ended 31 January 2005, officers-directors, and their controlled entities, have made contributions to capital for management fees, rent and telephone in the amounts of $6,000, $3,600 and $300 respectively (Note 7).

  During the year ended 31 January 2004, officers-directors, and their controlled entities, have made contributions to capital for management fees, rent and telephone in the amounts of $6,000, $3,600 and $600 respectively (Note 7).

  Commitments

  During the year ended 31 January 2006, the Company entered into a contract for management services with a director and officer of the Company requiring the payment of $5,000 per month. This commitment can be terminated by the Company with 30 days notice.

  The Company is committed to issuing 20,000 common shares related to the payment of a loan placement fee (Note 5). These shares were issued subsequent to 31 January 2006 (Note 13).

  Subsequent to 31 January 2006, the Company entered into a contract for investor relations services requiring the payment of $10,000 per month expiring 28 February 2008 (Note 13).

  Subsequent to 31 January 2006, the Company entered into a contract for consulting services requiring the payment of $10,000 per month expiring 15 March 2007 (Note 13).

  Subsequent to 31 January 2006, the Company entered into a contract with a director of the Company requiring the payment of director fees of $2,500 per quarter (Note 13).

  Subsequent Events

The following events occurred subsequent to 31 January 2006:
  The Company cancelled its Stock Option Plan (Note 9).
  The Company granted 100,000 stock options to a consultant. The options are exercisable at a price of $1.00 per common share expiring 15 March 2011. A total of 25,000 of these stock options vested on 15 March 2006 and the remaining 75,000 stock options vest only upon the option holder being instrumental in the acquisition by the Company of a company, a division or line of business of the company, the purchase of assets or intellectual property from a person or company, or the investment in a research and development project each involving nanotechnology.
  The Company granted 25,000 stock options, exercisable at a price of $1.00 per common share expiring 29 March 2016 to a director of the Company. A total of 12,500 of these stock options vested on 29 March 2006 and the remaining 12,500 stock options vest on 29 March 2007.
  The Company issued 5,000,000 common shares for total cash proceeds of $5,000,000.
  The Company entered into a contract for investor relations services requiring the payment of $10,000 per month expiring 28 February 2008. This is the same consultant that received the 100,000 options mentioned in Note 13.ii. above (Note 12).
  The Company entered into a contract for consulting services requiring the payment of $10,000 per month expiring 15 March 2007 (Note 12).
  The Company entered into a contract with a director of the Company requiring the payment of director fees of $2,500 per quarter (Note 12).
  The Company issued 20,000 common shares related to the payment of a loan placement fee (Notes 5 and 12).
  The Company signed a non-binding letter of intent proposing a business combination of the Company and API Electronics Group Corp. ("API") through an amalgamation under a Plan of Arrangement between API and a to be formed subsidiary of the Company.

  Segmented Information

  The Company operates solely in Canada in one operating segment, mineral exploration and related activities.

  Restatement of Financial Statements

The Company's financial statements as of 31 January 2006 and 2005, for each of the years ended 31 January 2004 to 2006 and for the period from the date of inception on 2 February 1999 through 31 January 2006 have been restated to retroactively reflect one to four forward stock splits to the Company's shareholders on record on each of 30 August 2005 and 6 October 2005 (Note 2).

The Company's statements of cash flows have been restated to reclassify a balance of $30,103 due to related parties for the year ended 31 January 2006 as financing activities rather than as operating activities, to reclassify an increase in note payable for the year ended 31 January 2006 as financing activities rather than investing activities and to exclude from the statement of cash flows for the year ended 31 January 2006 common shares of the Company issued for the payment of debts to directors and shareholders of the Company.